                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22

    TRUST OFFICERS AND IMPORTANT ADDRESSES      25

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
AMEX Ticker Symbol                                              VKL
-----------------------------------------------------------------------
Six-month total return based on market price(1)               1.06%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        1.56%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.90%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.78%
-----------------------------------------------------------------------
Net asset value                                              $12.37
-----------------------------------------------------------------------
Closing common stock price                                 $10.4375
-----------------------------------------------------------------------
Six-month high common stock price (01/24/00)               $11.8750
-----------------------------------------------------------------------
Six-month low common stock price (03/10/00)                $10.0000
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                           4.700%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           4.000%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  56.5%
- AA/Aa..............  13.0%
- A/A................  14.3%
- BBB/Baa............   7.5%
- BB/Ba..............   7.3%
- Non-Rated..........   1.4%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  62.6%
- AA/Aa..............  10.1%
- A/A................   9.1%
- BBB/Baa............  10.0%
- BB/Ba..............   6.9%
- Non-Rated..........   1.3%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.06
12/99                                                                            0.06
1/00                                                                             0.06
2/00                                                                             0.06
3/00                                                                             0.06
4/00                                                                             0.06

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Health Care                                                                15.60                              16.70
Higher Education                                                           14.30                              11.50
Transportation                                                             13.60                              12.70
Single-Family Housing                                                      10.70                               6.20
Industrial Revenue                                                          9.30                               9.90

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--November 1993 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
11/93                                                                     13.9500                            15.0000
                                                                          14.2100                            14.7500
                                                                          12.3900                            11.3750
                                                                          12.2500                            11.3750
                                                                          12.0000                            10.1250
12/94                                                                     11.4400                             9.8750
                                                                          12.4200                            11.1250
                                                                          12.3700                            10.7500
                                                                          12.6100                            10.5000
12/95                                                                     13.3000                            11.0000
                                                                          12.6100                            10.6250
                                                                          12.4600                            10.2500
                                                                          12.8000                            10.8750
12/96                                                                     13.0200                            10.7500
                                                                          12.7400                            10.6250
                                                                          13.0800                            11.1870
                                                                          13.5400                            12.0630
12/97                                                                     13.8500                            12.2500
                                                                          13.8600                            12.1875
                                                                          13.8900                            12.3750
                                                                          14.2700                            13.0000
12/98                                                                     14.0900                            13.3125
                                                                          13.9500                            12.7500
                                                                          13.7000                            12.2500
                                                                          12.8100                            11.0625
12/99                                                                     12.3200                            10.3125
                                                                          12.5400                            10.2500
4/00                                                                      12.3700                            10.4375

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DENNIS S. PIETRZAK, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1996 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 85 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.00 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we may see a slight decline in portfolio income in the months ahead, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $850,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did maintain significant concentrations in certain sectors, including health-care, higher education, transportation, and single-family housing bonds, each of which represented more than

10 percent of the portfolio's long-term investments.

    Many of our portfolio-management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 1.06 percent based on market price. At the same time, the Trust's market price decreased from $10.6875 per share on October 31, 1999, to $10.4375 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    The Trust's dividend remained unchanged during the past six months. The monthly tax-exempt dividend of $0.06 per share translates to a distribution rate of 6.90 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.78 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

 PAR
AMOUNT                                                                        MARKET
(000)                   DESCRIPTION                   COUPON     MATURITY      VALUE
         MUNICIPAL BONDS  98.2%
         ALASKA  1.5%
$1,500   Alaska Hsg Fin Corp Ser A Rfdg............      5.000%  12/01/18   $ 1,344,045
                                                                            -----------

         ARIZONA  1.1%
1,000    Maricopa Cnty, AZ Indl Dev Auth Edl Rev AZ
         Charter Schs Proj Ser A...................      6.750   07/01/29       967,750
                                                                            -----------

         CALIFORNIA  7.7%
1,000    Foothill/Eastern Corridor Agy CA Toll Rd
         Rev Con Cap Apprec Rfdg (c)...............    0/5.800   01/15/20       528,960
3,900    Los Angeles Cnty, CA Metro Tran Auth Sales
         Tax Rev Ser A Rfdg (FGIC Insd)............      5.000   07/01/21     3,459,066
3,000    Los Angeles, CA Regl Arpts Impt Corp Lease
         Rev Los Angeles Intl Arpt (FSA Insd)
         (b).......................................      6.700   01/01/22     3,124,500
                                                                            -----------
                                                                              7,112,526
                                                                            -----------
         COLORADO  0.7%
  616    Colorado Hsg Fin Auth Single Family Proj
         Sr Ser E..................................      8.125   12/01/24       650,314
                                                                            -----------

         CONNECTICUT  1.1%
1,000    Connecticut St Spl Oblig Parking Rev
         Bradley Intl Arpt Ser A...................      6.600   07/01/24       996,290
                                                                            -----------

         HAWAII  1.1%
1,000    Hawaii St Arpts Sys Rev (FGIC Insd) (b)...      7.000   07/01/10     1,041,560
                                                                            -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 PAR
AMOUNT                                                                        MARKET
(000)                   DESCRIPTION                   COUPON     MATURITY      VALUE
         ILLINOIS  3.1%
$1,000   Chicago, IL Wastewtr Transmission Rev
         Second Lien...............................      6.000%  01/01/30   $ 1,000,290
1,000    Metropolitan Pier & Expo Auth IL Dedicated
         St Tax McCormick Pl Expn Proj (FGIC
         Insd).....................................      5.500   12/15/24       946,460
2,500    Will Cnty, IL Cmnty Unit Sch Dist # 365U
         Vly View Ser B (FSA Insd).................          *   11/01/16       951,200
                                                                            -----------
                                                                              2,897,950
                                                                            -----------
         INDIANA  3.9%
3,450    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
         Hosp of IN (MBIA Insd) (b)................      6.850   07/01/22     3,625,915
                                                                            -----------

         KENTUCKY  6.6%
1,000    Georgetown, KY College Rev Georgetown
         College Proj Ser A........................      6.125   11/15/29       955,390
1,280    Kenton Cnty, KY Arpt Brd Arpt Rev
         Cincinnati/Nrthn KY Intl Ser A Rfdg (MBIA
         Insd).....................................      6.100   03/01/07     1,336,294
4,000    Louisville & Jefferson Cnty, KY Metro Swr
         Dist Drainage Rev Rfdg (MBIA Insd)........      5.300   05/15/19     3,748,760
                                                                            -----------
                                                                              6,040,444
                                                                            -----------
         LOUISIANA  6.0%
1,750    St. Charles Parish, LA Environmental Impt
         Rev LA Pwr & Lt Co Proj A (AMBAC Insd)....      6.875   07/01/24     1,865,395
3,500    St. Charles Parish, LA Pollutn Ctl Rev LA
         Pwr & Lt Co Proj A (FSA Insd).............      7.500   06/01/21     3,655,400
                                                                            -----------
                                                                              5,520,795
                                                                            -----------
         MAINE  4.4%
4,000    Maine Muni Bond Bk Ser A Rfdg.............      5.375   11/01/08     4,031,640
                                                                            -----------

         MARYLAND  2.0%
1,000    Maryland St Econ Dev Corp Student Hsg Rev
         Collegiate Hsg Salisbury Ser A............      6.000   06/01/19       946,210
1,000    Maryland St Econ Dev Corp Student Hsg Rev
         Collegiate Hsg Towson Ser A...............      5.750   06/01/29       879,560
                                                                            -----------
                                                                              1,825,770
                                                                            -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 PAR
AMOUNT                                                                        MARKET
(000)                   DESCRIPTION                   COUPON     MATURITY      VALUE
         MASSACHUSETTS  1.4%
$1,235   Massachusetts St Indl Fin Agy Rev.........      6.750%  12/01/20   $ 1,253,686
                                                                            -----------

         MICHIGAN  4.7%
1,580    Michigan Higher Edl Fac Auth Ltd Oblig Rev
         Hope College Rfdg (Connie Lee Insd).......      7.000   10/01/13     1,694,266
2,500    Michigan St Strategic Fund Ltd Oblig Rev
         Detroit Edison Co College Rfdg (FGIC
         Insd).....................................      6.950   09/01/21     2,607,250
                                                                            -----------
                                                                              4,301,516
                                                                            -----------
         MISSOURI  5.6%
1,000    Missouri St Hlth & Edl Fac Auth Edl Facs
         Rev William Jewell College................      6.000   08/01/29       960,660
3,855    Missouri St Hlth & Edl Fac Auth Hlth Fac
         Rev SSM Hlthcare Ser AA Rfdg (MBIA
         Insd).....................................      6.400   06/01/10     4,168,836
                                                                            -----------
                                                                              5,129,496
                                                                            -----------
         NEVADA  1.6%
1,395    Nevada Hsg Div Single Family Pgm Ser E....      6.900   10/01/14     1,449,712
                                                                            -----------

         NEW JERSEY  6.2%
1,340    New Jersey Econ Dev Auth Dist Heating &
         Cooling Rev Trigen Trenton Proj Ser A.....      6.200   12/01/10     1,307,465
2,500    New Jersey Econ Dev Auth Spl Fac Rev
         Continental Airls Inc.....................      6.250   09/15/29     2,281,800
2,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
         Hosp Cent at Passaic (FSA Insd)...........      6.000   07/01/14     2,109,380
                                                                            -----------
                                                                              5,698,645
                                                                            -----------
         NEW MEXICO  0.8%
1,000    New Mexico St Hosp Equip Ln Council Hosp
         Rev Mem Med Ctr Inc Proj..................      5.500   06/01/28       785,760
                                                                            -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 PAR
AMOUNT                                                                        MARKET
(000)                   DESCRIPTION                   COUPON     MATURITY      VALUE
         NEW YORK  15.9%
$1,000   New York City, NY Adj Subser A-1 (Embedded
         Swap) (d)(e)..............................  4.67/5.75%  08/01/12   $ 1,000,790
1,000    New York City, NY Indl Dev Agy Civic Fac
         Rev Touro College Proj Ser A..............      6.350   06/01/29       922,510
4,000    New York St Dorm Auth Rev City Univ Ser
         F.........................................      5.000   07/01/14     3,648,120
2,500    New York St Dorm Auth Rev St Univ Edl Fac
         Ser B.....................................      5.250   05/15/09     2,470,725
3,100    New York St Med Care Fac Fin Agy Rev NY
         Hosp Ser A (Prerefunded @ 02/15/05) (AMBAC
         Insd).....................................      6.800   08/15/24     3,377,760
1,500    New York St Mtg Agy Rev Ser 73 (a)........      5.300   10/01/28     1,350,765
2,000    New York St Mtg Agy Rev Ser 82............      5.650   04/01/30     1,858,940
                                                                            -----------
                                                                             14,629,610
                                                                            -----------
         OHIO  2.3%
1,500    Akron, OH Ctfs Partn Akron Muni Baseball
         Stad Proj (c).............................    0/6.900   12/01/16     1,359,780
1,000    Cleveland, OH Arpt Spl Rev Continental
         Airls, Inc Rfdg...........................      5.375   09/15/27       787,930
                                                                            -----------
                                                                              2,147,710
                                                                            -----------
         OKLAHOMA  3.2%
1,850    Oklahoma Hsg Fin Agy Single Family Mtg Rev
         Homeownership Ln Pgm Ser A (GNMA
         Collateralized)...........................      7.050   09/01/26     1,947,994
1,000    Tulsa Cnty, OK Pub Facs Auth Cap Impt
         Rev.......................................      6.250   11/01/22       975,260
                                                                            -----------
                                                                              2,923,254
                                                                            -----------
         PENNSYLVANIA  1.0%
1,000    Pennsylvania Hsg Fin Agy Single Family Mtg
         Ser 61A...................................      5.500   04/01/29       913,840
                                                                            -----------

         SOUTH DAKOTA  1.3%
1,250    South Dakota St Hlth & Edl Facs Auth Rev
         Childrens Care Hosp Rfdg..................      6.125   11/01/29     1,158,812
                                                                            -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 PAR
AMOUNT                                                                        MARKET
(000)                   DESCRIPTION                   COUPON     MATURITY      VALUE
         TEXAS  7.0%
$2,000   Houston, TX Arpt Sys Rev Spl Facs
         Continental Airls Ser B...................      5.000%  07/01/25   $ 1,692,580
3,000    Houston, TX Arpt Sys Rev Spl Facs
         Continental Airls Ser B...................      6.125   07/15/27     2,626,650
1,425    Tarrant Cnty, TX Jr College Dist..........      5.050   02/15/10     1,392,296
  685    Texas St Higher Edl Coordinating Brd
         College Student Ln Rev Sr Lien............      7.700   10/01/25       705,728
                                                                            -----------
                                                                              6,417,254
                                                                            -----------
         VIRGINIA  2.2%
2,115    Richmond, VA (FSA Insd) (a)...............      5.500   01/15/16     2,043,111
                                                                            -----------

         WISCONSIN  0.2%
  160    Wisconsin Hsg & Econ Dev Auth
         Homeownership Rev Ser F...................      7.550   07/01/26       161,293
                                                                            -----------

         PUERTO RICO  5.6%
4,800    Puerto Rico Comwlth Hwy & Trans Auth Hwy
         Rev Ser Y (FSA Insd)......................      6.250   07/01/21     5,168,112
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $87,459,888).....................................................    90,236,810
SHORT-TERM INVESTMENTS  0.6%
  (Cost $600,000)........................................................       600,000
                                                                            -----------

TOTAL INVESTMENTS  98.8%
  (Cost $88,059,888).....................................................    90,836,810
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..............................     1,074,797
                                                                            -----------

NET ASSETS  100.0%.......................................................   $91,911,607
                                                                            ===========

 * Zero Coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

(d) An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(e) Security will convert to a fixed coupon at a predetermined date.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $88,059,888)........................  $90,836,810
Cash........................................................       74,205
Receivables:
  Investments Sold..........................................    3,138,620
  Interest..................................................    1,613,539
                                                              -----------
    Total Assets............................................   95,663,174
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,431,897
  Income Distributions -- Preferred Shares..................       61,864
  Investment Advisory and Administrative Fees...............       53,143
  Affiliates................................................        8,646
Trustees' Deferred Compensation and Retirement Plans........      105,194
Accrued Expenses............................................       90,823
                                                              -----------
    Total Liabilities.......................................    3,751,567
                                                              -----------
NET ASSETS..................................................  $91,911,607
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $34,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................       46,821
Paid in Surplus.............................................   64,532,602
Net Unrealized Appreciation.................................    2,776,922
Accumulated Undistributed Net Investment Income.............      474,928
Accumulated Net Realized Loss...............................   (9,919,666)
                                                              -----------
    Net Assets Applicable to Common Shares..................   57,911,607
                                                              -----------
NET ASSETS..................................................  $91,911,607
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($57,911,607 divided by
  4,682,128 shares outstanding).............................  $     12.37
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,736,593
                                                              -----------
EXPENSES:
Investment Advisory and Administrative Fees.................      320,408
Preferred Share Maintenance.................................       58,624
Trustees' Fees and Related Expenses.........................        8,918
Legal.......................................................        5,824
Custody.....................................................        3,822
Other.......................................................       44,044
                                                              -----------
    Total Expenses..........................................      441,640
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,294,953
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (108,475)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,162,103
  End of the Period.........................................    2,776,922
                                                              -----------
Net Unrealized Depreciation During the Period...............     (385,181)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (493,656)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,801,297
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 2,294,953         $  4,595,662
Net Realized Loss..................................      (108,475)            (811,767)
Net Unrealized Depreciation During the Period......      (385,181)          (7,038,625)
                                                      -----------         ------------
Change in Net Assets from Operations...............     1,801,297           (3,254,730)
                                                      -----------         ------------
Distributions from Net Investment Income:
  Common Shares....................................    (1,685,382)          (3,371,071)
  Preferred Shares.................................      (662,250)          (1,141,398)
                                                      -----------         ------------
Total Distributions................................    (2,347,632)          (4,512,469)
                                                      -----------         ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................      (546,335)          (7,767,199)
                                                      -----------         ------------
NET ASSETS:
Beginning of the Period............................    92,457,942          100,225,141
                                                      -----------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $474,928
  and $527,607, respectively)......................   $91,911,607         $ 92,457,942
                                                      ===========         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,    -------------------
                                                           2000        1999       1998
                                                        --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)..........  $   12.485   $ 14.144   $ 13.605
                                                        ----------   --------   --------
  Net Investment Income...............................        .490       .982       .987
  Net Realized and Unrealized Gain/Loss...............       (.105)    (1.677)      .532
                                                        ----------   --------   --------
Total from Investment Operations......................        .385      (.695)     1.519
                                                        ----------   --------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.......................        .360       .720       .718
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................        .141       .244       .262
                                                        ----------   --------   --------
Total Distributions...................................        .501       .964       .980
                                                        ----------   --------   --------
NET ASSET VALUE, END OF THE PERIOD....................  $   12.369   $ 12.485   $ 14.144
                                                        ==========   ========   ========

Market Price Per Share at End of the Period...........  $  10.4375   $10.6875   $13.3125
Total Investment Return at Market Price (b)...........       1.06%*   -14.88%     19.91%
Total Return at Net Asset Value (c)...................       1.56%*    -6.93%      9.38%
Net Assets at End of the Period (In millions).........  $     91.9   $   92.5   $  100.2
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares**.....................................       1.53%      1.46%      1.47%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).....................       5.66%      5.42%      5.22%
Portfolio Turnover....................................         18%*       59%        44%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets Including
   Preferred Shares...................................        .97%       .95%       .97%

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                   NOVEMBER 26, 1993
                                     (COMMENCEMENT
YEAR ENDED OCTOBER 31,               OF INVESTMENT
--------------------------------    OPERATIONS) TO
      1997      1996      1995     OCTOBER 31, 1994
----------------------------------------------------
     $12.923   $12.828   $11.507        $13.783
     -------   -------   -------        -------
        .981      .983      .992           .894
        .652      .068     1.391         (2.377)
     -------   -------   -------        -------
       1.633     1.051     2.383         (1.483)
     -------   -------   -------        -------
        .690      .693      .774           .621
        .261      .263      .288           .172
     -------   -------   -------        -------
        .951      .956     1.062           .793
     -------   -------   -------        -------
     $13.605   $12.923   $12.828        $11.507
     =======   =======   =======        =======

     $11.750   $10.625   $10.750        $ 9.625
      17.46%     5.35%    19.87%       -27.90%*
      11.01%     6.29%    18.75%       -14.18%*
     $  97.7   $  94.5   $  94.1        $  87.9
       1.53%     1.55%     1.68%          1.58%
       5.50%     5.62%     5.77%          6.06%
         39%       47%       84%           224%*
        .99%      .99%     1.05%          1.04%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $9,811,191 which will expire between October 31, 2002 and October 31, 2007.

    At April 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $88,059,888; the aggregate gross unrealized appreciation is $3,981,616 and the aggregate gross unrealized depreciation is $1,204,694, resulting in net unrealized appreciation on long- and short-term investments of $2,776,922.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $9,200 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2000, Van Kampen owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $16,227,178 and $20,719,500, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on April 30, 2000, was 4.350%. During the six months ended April 30, 2000, the rates ranged from 3.300% to 5.800%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT SECTOR
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.